Financial instruments - Summary of Interest Income and Interest Expense for Financial Assets or Financial Liabilities that are Not at Fair Value Through Profit or Loss (Details) - USD ($)	12 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
Interest income	$ (365,000)	$ (242,000)
Interest expense	2,164,000	3,953,000
Accretion expense	225,000	301,000
Interest expense (net)	$ 2,024,000	$ 4,012,000